EXHIBIT 99.1

ASP Isotopes’ UK Subsidiary, Quantum Leap Energy Ltd., Enters Early Engagement Process with UK Nuclear Regulators

Rich Deakin joins QLE Ltd as Senior Vice President and Managing Director UK Strategic Projects, bringing significant nuclear industry experience

Washington, D.C., November 5, 2025 (GLOBE NEWSWIRE) -- ASP Isotopes Inc. (NASDAQ: ASPI) (“ASP Isotopes” or the “Company”), an advanced materials company focused on developing technologies and processes for the production of isotopes for multiple industries, today announced a regulatory progress update in its initiative to produce High-Assay Low Enriched Uranium (“HALEU”) in the United Kingdom. The Company’s UK subsidiary, Quantum Leap Energy Ltd (“QLE Ltd”), has formally commenced early engagement for regulatory pathways (“Early Engagement”) with the UK’s regulators on new nuclear projects.

Following successful completion of national security due diligence, the Department for Energy Security and Net Zero (“DESNZ”) confirmed QLE Ltd’s eligibility to enter Early Engagement with the Office for Nuclear Regulation (“ONR”), the regulator for the nuclear industry in the United Kingdom. HALEU is required to fuel most advanced modular reactor designs and this development sets ASP Isotopes’ subsidiary, Quantum Leap Energy, on the path to be the first commercial producer of HALEU in the UK.

Bill Eden, President of QLE Ltd, commented:

“By producing the HALEU required to fuel the next generation of advanced modular reactors, QLE Ltd will contribute directly to the UK’s clean power, energy security, and economic growth agendas. Our early engagement with ONR is a vital step in establishing the safety, security, and safeguarding standards that will underpin our responsible uranium enrichment in the UK.”

Next steps include continued engagement with the ONR and environmental regulators while QLE Ltd selects an optimal site for its UK operations. The company is also preparing its nuclear site licence and environmental permit applications and will work closely with DESNZ to obtain permission to enrich uranium for civil and commercial purposes. While definitive regulatory timelines have not yet been confirmed, internal estimates indicate a potential pathway to full licensing is achievable within this decade, subject to regulatory and site-specific progress.

1

In addition, Rich Deakin joined QLE Ltd this week as Senior Vice President and Managing Director, UK Strategic Projects. Rich brings more than 35 years of experience across civil and defence nuclear sectors in the USA, UK, and Japan. He has previously held senior roles at Rolls-Royce, NuScale Power, Sellafield Ltd, and most recently directed UK Research and Innovation’s Low-Cost Nuclear Challenge. He is also a director and trustee of the Nuclear Institute.

Rich Deakin, Senior Vice President and Managing Director UK Strategic Projects, commented:

“I am delighted to be joining QLE Ltd at this pivotal moment for both the company and the wider UK nuclear industry. Establishing a sovereign HALEU production capability is a strategic national objective, and QLE Ltd’s mission aligns perfectly with the UK’s ambition to deliver clean, secure, and competitive energy. I look forward to helping build the partnerships and technical capability that will enable QLE Ltd to play a leading role in the global HALEU supply chain.”

This initiative further reinforces ASP Isotopes’ global strategy to expand its enrichment capabilities across multiple regions and applications - from advanced nuclear fuels to next-generation materials - supporting the transition to cleaner and more secure energy systems worldwide.

About ASP Isotopes Inc.

ASP Isotopes Inc. is a development stage advanced materials company dedicated to the development of technology and processes to produce isotopes for use in multiple industries. The Company employs proprietary technology, the Aerodynamic Separation Process (“ASP technology”). The Company’s initial focus is on producing and commercializing highly enriched isotopes for the healthcare and technology industries. The Company also plans to enrich isotopes for the nuclear energy sector using Quantum Enrichment technology that the Company is developing. The Company has isotope enrichment facilities in Pretoria, South Africa, dedicated to the enrichment of isotopes of elements with a low atomic mass (light isotopes).

There is a growing demand for isotopes such as Silicon-28, which will enable quantum computing, and Molybdenum-100, Molybdenum-98, Zinc-68, Ytterbium-176, and Nickel-64 for new, emerging healthcare applications, as well as Chlorine-37, Lithium-6, and Uranium-235 for green energy applications. We believe the ASP technology (Aerodynamic Separation Process) is ideal for enriching low and heavy atomic mass molecules. For more information, please visit www.aspisotopes.com.

2

Forward Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Forward-looking statements can be identified by words such as “believes,” “plans,” “anticipates,” “expects,” “estimates,” “projects,” “will,” “may,” “might,” and words of a similar nature. Examples of forward-looking statements include, among others but are not limited to, the anticipated receipt of regulatory approvals for enrichment of uranium, the commencement of supply of isotopes to customers, the construction of additional enrichment facilities, and statements we make regarding expected operating results, such as future revenues and prospects from the potential commercialization of isotopes, future performance under contracts, and our strategies for product development, engaging with potential customers, market position, and financial results. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict, many of which are outside our control. Our actual results, financial condition, and events may differ materially from those indicated in the forward-looking statements based upon a number of factors. Forward-looking statements are not a guarantee of future performance or developments. You are strongly cautioned that reliance on any forward-looking statements involves known and unknown risks and uncertainties. Therefore, you should not rely on any of these forward-looking statements. There are many important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements, including, but not limited to: the failure to obtain necessary regulatory approvals for the proposed acquisition of Renergen; disruption from the proposed acquisition of Renergen making it more difficult to maintain business and operational relationships; significant transaction costs and unknown liabilities related to the proposed acquisition of Renergen; litigation or regulatory actions related to the proposed acquisition of Renergen; the outcomes of various strategies and projects undertaken by the Company; the potential impact of laws or government regulations or policies in South Africa, the United Kingdom or elsewhere; our reliance on the efforts of third parties; our future capital requirements and sources and uses of cash; our ability to obtain funding for our operations and future growth; our reliance on the efforts of third parties; our ability to complete the construction and commissioning of our enrichment plants or to commercialize isotopes using the ASP technology or the Quantum Enrichment Process; our ability to obtain regulatory approvals for the production and distribution of isotopes; the financial terms of any current and future commercial arrangements; our ability to complete certain transactions and realize anticipated benefits from acquisitions and contracts; dependence on our Intellectual Property (IP) rights, certain IP rights of third parties; the competitive nature of our industry; and the factors disclosed in Part I, Item 1A. “Risk Factors” of the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and any amendments thereto and in the company’s subsequent reports and filings with the U.S. Securities and Exchange Commission. Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise. No information in this press release should be interpreted as an indication of future success, revenues, results of operation, or stock price. All forward-looking statements herein are qualified by reference to the cautionary statements set forth herein and should not be relied upon.

Contacts

Jason Assad– Investor relations

Email: Jassad@aspisotopes.com

Telephone: 561-709-3043

3